Exhibit 99.2
FIRST QUARTER 2023

2 FORWARD-LOOKING STATEMENTS Except for historical information, certain matters discussed in this presentation may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to all projections and anticipated levels of future performance. Forward-looking statements involve risks, uncertainties and other factors that may cause our actual results to differ materially from those discussed herein. Any number of factors could cause actual results to differ materially from projections or forward-looking statements, including without limitation, changes to global economic, social and political conditions, spending patterns of government agencies, competitive pressures, the impact of acquisitions and related integration activities, logistical challenges related to disruptions and delays, product liability claims, the success of new product introductions, currency exchange rate fluctuations and the risks of doing business in the markets in which we operate, including foreign countries. More information on potential factors that could affect the Company’s financial results are more fully described from time to time in the Company’s public reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation, and speak only as of the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. 2

TODAY’S PRESENTERS 3 BRAD WILLIAMS President BLAINE BROWERS Chief Financial Officer WARREN KANDERS Chief Executive Officer and Chairman of the Board

4 AGENDA • Q1 Highlights • Business Overview • Financial Summary • Full Year Outlook • Conclusion and Q&A

5 CONTINUED EXECUTION IN Q1 Cadre continues to deliver on strategic objectives in a challenging supply chain and inflationary environment Pricing Growth: ✓ Exceeded target Q1 Mix: ✓ Higher duty gear and favorable hard armor demand resulted in continued solid product mix Orders Backlog: ✓ Increased by $11.4 million in Q1; driven by acquisitions, higher demand for EOD, armor, and crowd control products Healthy M&A Funnel: ✓ Continue to actively evaluate pipeline of opportunities Returned Capital to Shareholders: ✓ Declared seventh consecutive quarterly dividend of $0.08 Commentary:

6 MACRO TAILWINDS SUPPORT LONG TERM SUSTAINABLE GROWTH OPPORTUNITY Two-thirds of all NATO countries spend less than 2% of GDP targets on defense and security Amidst current geopolitical turmoil, European leaders have advocated for significant increases in defense budgets Police protection expenditures have continued to trend upward even during previous financial and industrial recessions Major US cities continue to increase police budgets The American Rescue Plan provides $350 billion to hire more police

7 • Spend per officer increasing but police departments still struggling to fill open positions • Anticipate larger opportunities to provide safety and survivability equipment as conflict de-escalates • Continuing to experience pockets of extended lead times in supply chain • Managing labor force for long-term • Demand remains stable but monitoring macro consumer demand weakness/uncertainty North American Law Enforcement Geopolitical Landscape Supply Chain/ Labor Consumer LATEST MARKET TRENDS

81320 CADRE'S KEY M&ACRITERIA Niche market No large-cap competition Leading market position Cost structurewherematerial> labor Leading and defensible technology High cost of substitution Mission-critical tocustomer Recurring revenueprofile Asset-light Business Financial Market Strong brandrecognition Attractive ROIC Resiliency through market cycles CADRE'S KEY M&A CRITERIA 8

9 FIRST QUARTER 2023 FINANCIAL PERFORMANCE 1. Non-GAAP financial measures. See slide 19 for definitions and reconciliations to the nearest GAAP measures 2. Q1 2022 net loss reflected $23.6 million stock-based compensation expense • Achieved pricing growth that exceeded target and significantly grew orders backlog • Increased net sales, adjusted EBITDA, gross profit and adjusted EBITDA margin, and net income year-over-year Q1 2023 Q1 2022 NET SALES $111.7M $104.4M GROSS MARGIN 41.7% 38.5% NET (LOSS) INCOME $7.0M / $0.19 per share ($10.2M) / ($0.30) 2 per share ADJUSTED EBITDA 1 $18.6M $14.2M ADJUSTED EBITDA MARGIN 1 16.6% 13.6%

10 Current Period Net Sales and Adj. EBITDA Full Year Guidance for Net Sales and Adj. EBITDA NET SALES AND ADJUSTED EBITDA NET SALES ($MM) $104.4M 1Q22 $111.7M 1Q23 FY 2022 $457.8M FY 2023 Guidance Range $463M to $493M 2022 2023 YTD % Y/Y GROWTH 7.0% % Y/Y GROWTH 4.4% at Guidance Midpoint ADJ. EBITDA1 ($MM) FY 2022 $75.7m $18.6M 1Q23 FY 2023 Guidance Range $76M to $82M 2022 2023 YTD % Y/Y GROWTH 30.8% 1. A non-GAAP financial measure. See slide 19 for definitions and reconciliations to the nearest GAAP measures $14.2M 1Q22 % Y/Y GROWTH 4.3% at Guidance Midpoint

11 Q1 2023 CAPITAL STRUCTURE 1. Non-GAAP financial measures. See slide 19 for definitions and reconciliations to the nearest GAAPmeasures March 31, 2023 (in thousands) Cash and cash equivalents $ 48,294 Debt: Revolver $ — Current portion of long-term debt 11,119 Long-term debt 136,587 Capitalized discount/issuance costs (1,489) Total debt, net $ 146,217 Net debt (Total debt net of cash) $ 97,923 Total debt / Adj. EBITDA(1) 1.8 Net debt / Adj. EBITDA(1) 1.2 Adj. EBITDA(1) $ 80,104

12 2023 MANAGEMENT OUTLOOK 2023 GUIDANCE NET SALES $463M to $493M ADJ. EBITDA $76M to $82M CAPITAL EXPENDITURES $8.5M to $9.5M 1. A non-GAAP financial measure. See slide 19 for definitions and reconciliations to the nearest GAAP measures

CONCLUSION 13 Strong execution in Q1 Revenue, Net Income and Adjusted EBITDA Growth Y/Y Exceeded pricing growth target Committed to improving gross and Adj. EBITDA margins Capitalizing on strong macro tailwinds driving demand and visibility for Cadre's mission-critical products Continuously focused on M&A opportunities

14 APPENDIX

15 BALANCE SHEET UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) March 31, 2023 December 31, 2022 Assets Current assets Cash and cash equivalents $ 48,294 $ 45,286 Accounts receivable, net of allowance for doubtful accounts of $930 and $924, respectively 55,704 64,557 Inventories 76,343 70,273 Prepaid expenses 11,782 10,091 Other current assets 6,376 6,811 Total current assets 198,499 197,018 Property and equipment, net of accumulated depreciation and amortization of $44,840 and $42,694, respectively 45,095 45,285 Operating lease assets 7,691 8,489 Deferred tax assets, net 2,289 2,255 Intangible assets, net 48,761 50,695 Goodwill 81,292 81,576 Other assets 5,348 6,634 Total assets $ 388,975 391,952 Liabilities, Mezzanine Equity and Shareholders' Equity Current liabilities Accounts payable $ 27,313 $ 23,406 Accrued liabilities 32,899 38,720 Income tax payable 4,086 4,584 Current portion of long-term debt 11,119 12,211 Total current liabilities 75,417 78,921 Long-term debt 135,098 137,476 Long-term operating lease liabilities 4,204 4,965 Deferred tax liabilities 3,606 3,508 Other liabilities 1,200 1,192 Total liabilities 219,525 226,062 Mezzanine equity Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding as of March 31, 2023 and December 31, 2022) — — Shareholders' equity Common stock ($0.0001 par value, 190,000,000 shares authorized, 37,586,031 and 37,332,271 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively) 4 4 Additional paid-in capital 206,451 206,540 Accumulated other comprehensive income 1,720 2,087 Accumulated deficit (38,725) $ (42,741) Total shareholders’ equity 169,450 165,890 Total liabilities, mezzanine equity and shareholders' equity $ 388,975 $ 391,952

16 STATEMENT OF OPERATIONS UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) Three Months Ended December 31, 2023 2022 Net sales $ 111,748 $ 104,406 Cost of goods sold 65,130 64,217 Gross profit 46,618 40,189 Operating expenses Selling, general and administrative 35,250 53,950 Restructuring and transaction costs — 599 Related party expense 148 122 Total operating expenses 35,398 54,671 Operating income (loss) 11,220 (14,482) Other expense Interest expense (1,641) (1,490) Other expense, net 364 (205) Total other expense, net (1,277) (1,695) Income (loss) before provision for income taxes 9,943 (16,177) (Provision) benefit for income taxes (2,941) 6,012 Net income (loss) $ 7,002 $ (10,165) Net income (loss) per share: Basic $ 0.19 $ (0.30) Diluted $ 0.19 $ (0.30) Weighted average shares outstanding: Basic 37,373,529 34,446,318 Diluted 37,629,498 34,446,318

17 STATEMENT OF CASH FLOWS UNAUDITED (IN THOUSANDS) Three Months Ended March 31, 2023 2022 Cash Flows From Operating Activities: Net income (loss) $ 7,002 $ (10,165) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization 4,261 3,544 Amortization of original issue discount and debt issue costs 64 111 Deferred income taxes 183 (6,951) Stock-based compensation 2,747 23,588 Gain on sale of fixed assets (103) — Provision for losses on accounts receivable 40 45 Foreign exchange (gain) loss (213) 253 Changes in operating assets and liabilities, net of impact of acquisitions: Accounts receivable 9,075 (1,693) Inventories (5,830) (2,956) Prepaid expenses and other assets (556) 3,158 Accounts payable and other liabilities (3,948) (18) Net cash provided by operating activities 12,722 8,916 Cash Flows From Investing Activities: Purchase of property and equipment (781) (950) Proceeds from disposition of property and equipment 201 — Business acquisitions, net of cash acquired — (19,787) Net cash used in investing activities (580) (20,737) Continued on next slide

18 STATEMENT OF CASH FLOWS - CONTINUED UNAUDITED (IN THOUSANDS) Year Ended March 31, 2023 2022 Cash Flows From Financing Activities: Principal payments on term loans (2,500) (2,506) Principal payments on insurance premium financing (1,092) (1,474) Payment of capital leases — (11) Taxes paid in connection with employee stock transactions (2,725) (6,216) Dividends distributed (2,986) (2,750) Net cash used in financing activities (9,303) (12,957) Effect of foreign exchange rates on cash and cash equivalents 169 798 Change in cash and cash equivalents 3,008 (23,980) Cash and cash equivalents, beginning of period 45,286 33,857 Cash and cash equivalents, end of period $ 48,294 $ 9,877 Supplemental Disclosure of Cash Flows Information: Cash paid (received) for income taxes, net $ 3,141 $ (100) Cash paid for interest $ 2,359 $ 1,282 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Accruals and accounts payable for capital expenditures $ 238 $ 119

NON-GAAP RECONCILIATION

(IN THOUSANDS)

	Year ended December 31, 2022	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	LTM March 31, 2023
Net income (loss)	$ 5,820	$ 7,002	$ (10,165)	$ 22,987
Add back:				
Depreciation and amortization	15,651	4,261	3,544	16,368
Interest expense	6,206	1,641	1,490	6,357
Provision (benefit) for income taxes	3,553	2,941	(6,012)	12,506
EBITDA	**$ 31,230**	**$ 15,845**	**$ (11,143)**	**$ 58,218**
Add back:				
Restructuring and transaction costs[1]	5,355	—	599	4,756
Other general income[2]	(159)	—	—	(159)
Other expense, net[3]	1,137	(364)	205	670
Stock-based compensation expense[4]	32,239	2,747	23,723	11,263
Stock-based compensation payroll tax expense[5]	305	220	298	227
LTIP bonus[6]	1,369	144	384	1,129
Amortization of inventory step-up[7]	4,255	—	153	4,102
Adjusted EBITDA	**$ 75,731**	**$ 18,592**	**$ 14,219**	**$ 80,206**
Adjusted EBITDA margin[8]	**16.5 %**	**16.6 %**	**13.6 %**	

1. Reflects the "Restructuring and transaction costs" line item on our consolidated statement of operations, which primarily includes transaction costs composed of legal and consulting fees, and $1.0 million paid to Kanders & Company, Inc., a company controlled by our Chief Executive Officer, for services related to the acquisition of Cyalume, which is included in related party expense in the Company's consolidated statements of operations for the year ended December 31, 2022.
2. Reflects the "Other general income" line item on our consolidated statement of operations and includes a gain from a long-lived asset sale.
3. Reflects the "Other expense, net" line item on our consolidated statement of operations and primarily includes gains and losses on foreign currency transactions.
4. Reflects compensation expense related to equity and liability classified stock-based compensation plans.
5. Reflects payroll taxes associated with vested stock-based compensation awards.
6. Reflects the cost of a cash-based long-term incentive plan awarded to employees that vests over three years.
7. Reflects amortization expense related to the step-up inventory adjustment recorded as a result of our recent acquisitions.
8. Reflects Adjusted EBITDA / Net Sales for the relevant periods.

CADRE HOLDINGS

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